Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Castellan Targeted Equity ETF (CTEF)
Castellan Targeted Income ETF (CTIF)
(each, a “Fund”)
November 6, 2025
Supplement to each Fund’s Prospectus and
Statement of Additional Information (“SAI”),
each dated June 9, 2025, as previously supplemented

Effective November 10, 2025, PINE Distributors LLC (“PINE” or the “Distributor”) will replace Quasar Distributors, LLC as each Fund’s distributor, and all references to a Fund’s current distributor in the Prospectus and SAI will refer to PINE. PINE’s principal address is 501 S. Cherry Street, Suite 610, Denver, Colorado 80246. PINE is not affiliated with a Fund or its investment adviser or sub-advisers.

Please retain this Supplement with your Prospectus and SAI for future reference.